UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

    Investment Company Act file number             811-21129

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:      626-795-7300

Date of fiscal year end:   November 30

Date of reporting period:   February 28, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund (“FFC”):

Your Fund is off to a fine start in fiscal 2015—during the first fiscal quarter1, total return on net asset value2 was +2.4%, while total return on market price came in at +2.1%. The value of the investment portfolio increased modestly during the quarter, so much of the NAV return was comprised of interest and dividends earned on portfolio holdings.

Economic conditions in the U.S. remain the envy of most developed economies (faint praise indeed!). We expect gross domestic product (adjusted for inflation) to grow between 2.5% and 3.0% in 2015, up a bit from last year’s 2.4%. Inflationary expectations are low, reflecting falling energy and commodity prices, along with recent appreciation in the U.S. dollar. The outlook for interest rates in the U.S. has not changed—we expect the Federal Reserve to boost short-term interest rates by 0.25% sometime between June and September; subsequent increases, however, should be gradual. Intermediate and long-term interest rates, while likely to edge up over time, should remain substantially lower than what we would normally associate with 2.5-3.0% real GDP growth.

In contrast, many Euro-zone economies are struggling, and growth has slowed in Japan, as well as in China and many other developing countries. Around the globe, elevated geopolitical tensions are hampering economic activity. As evidence, interest rates are actually negative in a number of “safe” economies. In increasing numbers, foreign investors seeking better returns are making investments in U.S. markets. These moves help explain strength in the U.S. dollar and domestic fixed-income and equity markets.

By most measures, conditions in the preferred securities market remain healthy. Fundamental credit conditions are stable or improving, with loan delinquencies and defaults trending down across almost all loan categories. Income-oriented investors have increasingly turned to the preferred-securities space seeking alternatives to lower-yielding securities. New issue volumes, though less robust than last year, are well above historical norms. We expect preferred securities issuance to remain elevated throughout 2015, as issuers work toward future regulatory capital requirements and take advantage of low interest rates to reduce overall capital expense. We continue to be constructive on the preferred market, as demand shows little sign of abating.

The Fund’s investment portfolio did not change materially over the quarter. During 2014, we had reduced the portfolio’s exposure to foreign issuers as we saw better opportunities in the U.S. We also had increased holdings in fixed-to-floating preferred securities (coupons are fixed for an initial period, typically five or ten years, and then float with interest rates). We believe this increase provides some principal protection should intermediate- and long-term interest rates rise, while offering some price upside should credit spreads narrow. Putting it all together, the portfolio’s current construction is in-line with our views on the market.

[1]	December 1, 2014—February 28, 2015
[2]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

We encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

March 31, 2015

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2015 (Unaudited)

Fund Statistics

Net Asset Value	$19.91

Market Price	$20.60

Premium	3.47%

Yield on Market Price	7.92%

Common Stock Shares Outstanding	43,587,742

Moody’s Ratings*	% of Net Assets†

A	0.8%

BBB	60.3%

BB	29.5%

Below “BB”	2.1%

Not Rated**	5.6%

Below Investment Grade***	23.4%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.7%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.8%

JPMorgan Chase	4.9%

Wells Fargo & Company	4.6%

HSBC PLC	4.6%

MetLife	4.4%

M&T Bank Corporation	3.7%

Fifth Third Bancorp	3.6%

Citigroup	3.3%

PNC Financial Services Group	3.2%

Axis Capital Holdings Ltd.	2.9%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	58%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	45%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.2%
	Banking — 45.8%
4,500	Astoria Financial Corp., 6.50%, Series C	$114,671	*
$16,310,000	Bank of America Corporation, 8.00%, Series K	17,489,213	*
	Barclays Bank PLC:
390,600	7.10%, Series 3	10,233,720	**(3)
23,000	7.75%, Series 4	605,590	**(3)
522,100	8.125%, Series 5	13,903,523	**(1)(3)
48,000	BB&T Corporation, 5.625%, Series E	1,211,640	*(1)
	Citigroup, Inc.:
981,500	6.875%, Series K	26,394,989	*(1)
572,357	7.125%, Series J	15,735,525	*(1)
89,412	City National Corporation, 6.75%, Series D	2,566,124	*
	CoBank ACB:
53,520	6.125%, Series G, 144A****	5,089,420	*
53,000	6.20%, Series H, 144A****	5,348,034	*
60,000	6.25%, Series F, 144A****	6,185,628	*(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
38,100	Cullen/Frost Bankers, Inc., 5.375%, Series A	949,166	*
1,667,391	Fifth Third Bancorp, 6.625%, Series I	46,340,964	*(1)
	First Horizon:
3,730	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	2,720,802	*
8	FT Real Estate Securities Company, 9.50%, 144A****	10,420,000
642,800	First Niagara Financial Group, Inc., 8.625%, Series B	17,517,907	*(1)
	First Republic Bank:
50,000	5.625%, Series C	1,243,625	*
99,000	6.70%, Series A	2,628,697	*(1)
	Goldman Sachs Group:
$390,000	5.70%, Series L	404,138	*
140,000	6.375%, Series K	3,677,800	*(1)
	HSBC PLC:
$4,400,000	HSBC Capital Funding LP, 10.176%, 144A****	6,655,000	(1)(2)(3)
776,000	HSBC Holdings PLC, 8.00%, Series 2	20,480,580	**(1)(3)
$850,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	857,210
$580,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	587,771	(1)(2)
860,000	HSBC USA, Inc., 6.50%, Series H	22,112,750	*(1)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
355,000	6.375%	$9,024,100	**(3)
125,000	7.05%	3,209,062	**(3)
116,054	7.20%	2,991,002	**(3)
230,000	7.375%	5,975,400	**(1)(3)
	JPMorgan Chase & Company:
56,600	5.50%, Series O	1,373,116	*
$5,450,000	6.00%, Series R	5,582,844	*(1)
198,000	6.70%, Series T	5,276,700	*(1)
$15,155,000	6.75%, Series S	16,438,325	*(1)
$32,000,000	7.90%, Series I	34,600,000	*(1)
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	20,069,500	**(1)(2)(3)
	M&T Bank Corporation:
$16,750,000	6.450%, Series E	18,173,750	*(1)
$29,323,000	6.875%, Series D, 144A****	30,202,690	*(1)
	Morgan Stanley:
308,400	6.875%, Series F	8,363,808	*(1)
298,300	7.125%, Series E	8,421,755	*(1)
1,465,360	PNC Financial Services Group, 6.125%, Series P	41,634,541	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	10,223,391	(1)(3)
27,213	Regions Financial Corporation, 6.375%, Series B	692,639	*
	Royal Bank of Scotland Group PLC:
12,500	6.40%, Series M	313,125	**(3)
25,000	6.60%, Series S	633,750	**(3)
309,500	7.25%, Series T	7,932,485	**(1)(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,057,112
8,641	Sovereign REIT, 12.00%, Series A, 144A****	11,565,546
505,500	State Street Corporation, 5.90%, Series D	13,528,444	*(1)
107,166	SunTrust Banks, Inc., 5.875%, Series E	2,660,128	*
216,000	US Bancorp, 6.50%, Series F	6,474,060	*(1)
	Wells Fargo & Company:
339,095	5.85%, Series Q	8,790,190	*(1)
$3,000,000	5.875%, Series U	3,165,000	*
402,925	6.625%, Series R	11,229,520	*(1)
$16,314,000	7.98%, Series K	17,904,615	*
646,500	8.00%, Series J	18,724,256	*(1)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Zions Bancorporation:
20,000	6.30%, Series G	$518,450	*
$9,000,000	7.20%, Series J	9,585,000	*(1)
519,842	7.90%, Series F	14,477,600	*(1)

		592,339,041

	Financial Services — 1.4%
$7,900,000	General Electric Capital Corp., 7.125%, Series A	9,331,875	*(1)
	HSBC PLC:
358,895	HSBC Finance Corporation, 6.36%, Series B	9,084,530	*(1)

		18,416,405

	Insurance — 25.9%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,826,170	(1)(2)(3)
736,000	Allstate Corp., 6.625%, Series E	20,050,480	*(1)
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,378,974	(1)
615,000	Arch Capital Group, Ltd., 6.75%, Series C	17,080,087	**(1)(3)
	Aspen Insurance Holdings Ltd.:
71,206	5.95%	1,839,963	**(3)
87,755	7.401%	2,332,747	**(3)
	AXA SA:
$3,315,000	6.379%, 144A****	3,707,828	**(1)(2)(3)
$2,750,000	8.60% 12/15/30	3,823,592	(3)
1,375,718	Axis Capital Holdings Ltd., 6.875%, Series C	37,711,870	**(1)(3)
560,250	Delphi Financial Group, 7.376% 05/15/37	14,023,786	(1)
185,902	Endurance Specialty Holdings, 7.50%, Series B	4,930,586	**(3)
$18,869,000	Everest Re Holdings, 6.60% 05/15/37	19,529,415	(1)(2)
50,000	Hartford Financial Services Group, Inc., 7.875%	1,517,625
$36,918,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	57,038,310	(1)(2)
	MetLife:
$16,612,000	MetLife, Inc., 10.75% 08/01/39	27,808,488	(1)(2)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,896,875	(1)
$18,250,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	26,827,500	(1)(2)
150,299	PartnerRe Ltd., 7.25%, Series E	4,037,407	**(1)(3)
438,500	Principal Financial Group, 6.518%, Series B	11,310,011	*(1)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	Prudential Financial, Inc.:
$4,906,000	5.625% 06/15/43	$5,212,625	(1)(2)
$3,900,000	5.875% 09/15/42	4,222,140	(1)(2)
	QBE Insurance:
$12,140,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	13,431,647	(1)(3)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	18,144,866	(1)(2)
	XL Group PLC:
$33,000,000	XL Capital Ltd., 6.50%, Series E	29,122,500	(1)(3)

		334,805,492

	Utilities — 12.8%
56,025	Alabama Power Company, 6.45%	1,551,192	*(1)
	Baltimore Gas & Electric Company:
10,000	6.70%, Series 1993	1,014,688	*(1)
15,000	7.125%, Series 1993	1,523,907	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	16,348,061	(1)(2)
$13,662,000	Dominion Resources, Inc., 7.50% 06/30/66	14,171,593	(1)(2)
110,000	Entergy Louisiana, Inc., 6.95%	11,006,875	*(1)
164,400	Georgia Power Company, 6.50%, Series 2007A	17,647,321	*(1)
98,800	Indianapolis Power & Light Company, 5.65%	9,611,392	*
288,500	Integrys Energy Group, Inc., 6.00%	7,891,196	(1)(2)
	Nextera Energy:
$16,970,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	16,978,519	(1)(2)
$3,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	3,272,357	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,877,516	(1)(2)
	PPL Corp:
$17,680,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	17,467,292	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	23,940,625	(1)(2)
197,500	Southern California Edison, 6.50%, Series D	20,644,932	*(1)

		165,947,466

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Energy — 2.5%
$2,510,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	$2,026,825
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	30,780,000	(1)(2)

		32,806,825

	Real Estate Investment Trust (REIT) — 4.0%
27,745	Equity CommonWealth, 7.25%, Series E	719,497
261,000	Kimco Realty Corporation, 6.90%, Series H	6,796,440	(1)
	National Retail Properties, Inc.:
263,818	5.70%, Series E	6,706,913	(1)(2)
137,417	6.625%, Series D	3,628,152
	PS Business Parks, Inc.:
22,000	5.70%, Series V	548,515
30,000	5.75%, Series U	746,700
55,000	6.00%, Series T	1,415,700
238,391	6.45%, Series S	6,334,645	(1)(2)
108,000	6.875%, Series R	2,799,360	(1)
75,000	Public Storage, 6.375%, Series Y	2,028,938
592,130	Realty Income Corporation, 6.625%, Series F	15,839,478	(1)(2)
137,171	Regency Centers Corporation, 6.625%, Series 6	3,636,746

		51,201,084

	Miscellaneous Industries — 0.8%
105,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	9,775,850	*
48,000	Stanley Black & Decker, Inc., 5.75% 07/25/52	1,251,480	(1)

		11,027,330

	Total Preferred Securities (Cost $1,146,964,136)	1,206,543,643

Corporate Debt Securities — 4.8%
	Banking — 1.8%
$13,952,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	18,661,260	(1)(2)
123,800	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	3,064,360
28,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	759,430

		22,485,050

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Financial Services — 0.3%
122,439	Affiliated Managers Group, Inc., 6.375% 08/15/42	$3,202,086	(1)(2)
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	298,400	(4)(5)††
30,586	Raymond James Financial, 6.90% 03/15/42	843,944	(1)

		4,344,430

	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	17,500,955	(1)(2)

		17,500,955

	Energy — 0.7%
$6,717,000	Energy Transfer Partners LP, 8.25% 11/15/29	9,326,494	(1)(2)

		9,326,494

	Communication — 0.3%
161,060	Qwest Corporation, 7.375% 06/01/51	4,273,324	(1)

		4,273,324

	Miscellaneous Industries — 0.3%
$3,550,000	Pulte Group, Inc., 7.875% 06/15/32	4,118,000	(1)(2)

		4,118,000

	Total Corporate Debt Securities (Cost $48,047,656)	62,048,253

Common Stock — 0.3%
	Banking — 0.2%
54,740	CIT Group, Inc.	2,531,725	*

		2,531,725

	Insurance — 0.1%
240,577	WMI Holdings Corporation, 144A****	613,471	*†

		613,471

	Total Common Stock (Cost $23,031,471)	3,145,196

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.7%
BlackRock Liquidity Funds:
9,421,404	T-Fund, Institutional Class	$9,421,404

	Total Money Market Fund (Cost $9,421,404)	9,421,404

Total Investments (Cost $1,227,464,667***)	99.0%	1,281,158,496

Other Assets And Liabilities (Net)	1.0%	13,187,133

Total Managed Assets	100.0%‡	$1,294,345,629

Loan Principal Balance		(426,375,000)

Total Net Assets Available To Common Stock		$867,970,629

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2015, these securities amounted to $244,095,303 or 18.9% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $746,502,334 at February 28, 2015.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $276,551,263 at February 28, 2015.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 28, 2015.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2014 through February 28, 2015 (Unaudited)

Value
OPERATIONS:
Net investment income	$16,657,922
Net realized gain/(loss) on investments sold during the period	900,088
Change in net unrealized appreciation/(depreciation) of investments	2,842,908

Net increase in net assets resulting from operations	20,400,918

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(17,778,908)

Total Distributions to Common Stock Shareholders	(17,778,908)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	706,470

Net increase in net assets available to Common Stock resulting from Fund share transactions	706,470

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$3,328,480

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$864,642,149
Net increase in net assets during the period	3,328,480

End of period	$867,970,629

(1)

These tables summarize the three months ended February 28, 2015 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2014.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2014 through February 28, 2015 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.85

INVESTMENT OPERATIONS:
Net investment income	0.38
Net realized and unrealized gain/(loss) on investments	0.09

Total from investment operations	0.47

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.41)

Total distributions to Common Stock Shareholders	(0.41)

Net asset value, end of period	$19.91

Market value, end of period	$20.60

Common Stock shares outstanding, end of period	43,587,742

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.83	%*
Operating expenses including interest expense	1.39	%*
Operating expenses excluding interest expense	0.89	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	1	%**
Total managed assets, end of period (in 000’s)	$1,294,346
Ratio of operating expenses including interest expense to total managed assets	0.93	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.60	%*

(1)

These tables summarize the three months ended February 28, 2015 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2014.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2014	$0.136	$19.78	$19.05	$19.69
January 30, 2015	0.136	19.93	20.82	19.93
February 27, 2015	0.136	19.91	20.60	19.91

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2015, the aggregate cost of securities for federal income tax purposes was $1,260,914,720, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $108,724,474 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $88,480,698.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2015 is as follows:

	Total Value at February 28, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$592,339,041	$491,788,787	$100,497,604	$52,650
Financial Services	18,416,405	18,416,405	—	—
Insurance	334,805,492	253,939,214	80,866,278	—
Utilities	165,947,466	59,780,957	106,166,509	—
Energy	32,806,825	30,780,000	2,026,825	—
Real Estate Investment Trust (REIT)	51,201,084	51,201,084	—	—
Miscellaneous Industries	11,027,330	1,251,480	9,775,850	—
Corporate Debt Securities
Banking	22,485,050	3,823,790	18,661,260	—
Financial Services	4,344,430	4,046,030	—	298,400
Insurance	17,500,955	—	17,500,955	—
Energy	9,326,494	—	9,326,494	—
Communication	4,273,324	4,273,324	—	—
Miscellaneous Industries	4,118,000	—	4,118,000	—
Common Stock
Banking	2,531,725	2,531,725	—	—
Insurance	613,471	613,471	—	—
Money Market Fund	9,421,404	9,421,404	—	—

Total Investments	$1,281,158,496	$931,867,671	$348,939,775	$351,050

During the reporting period, securities with an aggregate market value of $5,348,034 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the period, there were no transfers into Level 1 from Level 2.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/14	$358,187	$52,650	$305,537
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(7,137)	—	(7,137)
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 02/28/15	$351,050	$52,650	$298,400

For the three months ended February 28, 2015, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(7,137).

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/28/15	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities	298,400	Bankruptcy recovery	Credit/Structure-specific recovery	4% - 9% (6%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170 1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2015

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (principal executive officer)

Date	April 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	April 22, 2015

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	April 22, 2015

* Print the name and title of each signing officer under his or her signature.